Exhibit 10.24

Lafayette Parish Recording Page

Louis J. Perret

Clerk of Court

P.O. Box 2009

Lafayette, LA 70502-2009

(337) 291-6400

First VENDOR

LAFAYETTE AIRPORT COMMISSION

First VENDEE

LAFAYETTE AIRPORT COMMISSION

Index Type : CONVEYANCES	File Number : 2022-00020382

Type of Document : AMENDMENT

Recording Pages : 8

Recorded Information

I hereby certify that the attached document was filed for registry and recorded in the Clerk of Court’s office for Lafayette Parish, Louisiana.

/s/ Louis J. Perret
Clerk of Court

On (Recorded Date): 05/19/2022 At (Recorded Time): 1:11:16PM	CLERK OF COURT LOUIS J. PERRET Parish of Lafayette I certify that this is a true copy of the attached document that was filed for registry and Recorded 05/19/2022 at 1:11:16 File Number 2022-00020382

Doc ID - 043876680008	/s/ Kellie Miller
Deputy Clerk

Do not Detach this Recording Page from Original Document

FIFTH AMENDMENT TO

“APPENDIX D - LEASE”

INFRASTRUCTURE COMPLEX

S.E. EVANGELINE THRUWAY - 1998

LAFAYETTE REGIONAL AIRPORT

LAFAYETTE, LOUISIANA

STATE OF LOUISIANA

PARISH OF LAFAYETTE

KNOW ALL MEN BY THESE PRESENTS that before the undersigned Notaries and Witnesses, and on the dates hereinafter described, personally came and appeared:

The LAFAYETTE AIRPORT COMMISSION, a body politic, domiciled in the Parish of Lafayette, Louisiana, herein represented by John E. Hebert, its Chairman, authorized by resolution of said Commission, a copy of which is attached hereto and made a part hereof (hereinafter referred to as “LAC”); and

PHI AVIATION, LLC (formerly, PHI, Inc.), a Louisiana limited liability company duly authorized and conducting business in the State of Louisiana, herein represented by James D. Hinch, its Chief Administrative Officer, duly authorized by resolution of its Board of Directors, a copy of which is attached hereto and made a part hereof (hereinafter “LESSEE”).

who, upon the following terms and conditions, do hereby agree to amend that certain Lease entered into by and between LAC and LESSEE and recorded on April 16, 1999 as original entry no. 99-015231 in and for the records of Lafayette Parish, Louisiana (hereinafter “Lease”), as amended by an “Amendment to Lease” entered into by and between LAC and LESSEE and recorded on August 13, 2008 as original entry no. 2008-00034285 in and for the records of Lafayette Parish, Louisiana, as further amended by a “Second Amendment to Lease” entered into by and between LAC and LESSEE and recorded on May 15, 2013 as original entry no. 2013-00019822 in and for the records of Lafayette Parish, Louisiana, as further amended by a “Third Amendment to Lease’” entered into by and between LAC and LESSEE on August 28, 2020 and August 4, 2020, respectively, and recorded on September 15, 2020 as original entry no. 2020-00033167 in and for the records of Lafayette Parish, Louisiana, and as further amended by a “Fourth Amendment to Lease” entered into by and between LAC and LESSEE on February 9, 2022 and February 3, 2022, respectively, and recorded on February 18, 2022 as original entry no. 2022-00007001 in and for the records of Lafayette Parish, Louisiana.

I.

ARTICLE II, “TERMS,” is hereby deleted and substituted with the following:

This Lease Agreement shall have a primary term of twenty-one (21) years and five (5) months, commencing on August 1, 2001, and ending on December 31, 2022. LESSEE and the LAC shall have the option to renew this Lease Agreement for three (3) successive additional periods of five (5) years each, from the expiration of the primary term. In the event that LESSEE desires to exercise its option to renew for the first five (5) year option period, commencing at the expiration of the primary term, then and in that event LESSEE shall notify the LAC in writing, by Certified Mail of its intent to renew four (4) months prior to the expiration of the primary term. In the event that LESSEE should desire or elect to exercise the second five (5) year option to renew, then and in that event, LESSEE shall notify LAC in writing by Certified Mail of its intent to exercise the second five (5) year option term at least one (1) year prior to the expiration of the first option term; and, lastly, in the event LESSEE elects to exercise the third five (5) year option period, then and in that event LESSEE shall notify LAC in writing by Certified Mail of its intention to renew at least one (1) year prior to the expiration of the second option term. The primary term, as well as the terms and considerations thereof and of all the option periods, if so exercised, shall be with the following conditions and qualifications as hereinafter set forth.

For the avoidance of doubt, in the event LESSEE desires to exercise its option to renew for the first five (5) year option period, commencing at the expiration of the primary term, LESSEE shall notify the LAC of such exercise in writing, by Certified Mail, no later than August 31, 2022.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned party hereto has executed this Fifth Amendment to Lease on the 5th day of May, 2022, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	LAFAYETTE AIRPORT COMMISSION

/s/ Jennifer Comeaux	By:	/s/ John E. Hebert
Signature		John E. Hebert, Chairman
Print Name: Jennifer Comeaux

/s/ Cindy McDaniel
Signature
Print Name: Cindy McDaniel

/s/ Aline S. Nelson
NOTARY PUBLIC
Print Name: Aline S. Nelson
Notary/Bar Roll No.: 1028
My Commission Expires: at death

IN WITNESS WHEREOF, the undersigned party hereto has executed this Fifth Amendment to Lease on the 22nd day of April, 2022, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	PHI AVIATION, LLC

/s/ John David Ellyson	By:	/s/ James D. Hinch
Signature		James D. Hinch
Print Name: John David Ellyson		Chief Administrative Officer

/s/ April Howard
Signature
Print Name: April Howard

/s/ Laurie E. Hargroder
NOTARY PUBLIC
Print Name: Laurie E. Hargroder
Notary/Bar Roll No.: 66656
My Commission Expires: at death

LAURIE ELIZABETH HARGRODER Notary Public Notary ID 66656 Lafayette Parish, Louisiana My Commission Expires at Death

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared John E. Hebert, who first being by me duly sworn, did depose and state that he is the Chairman of the Lafayette Airport Commission, that said instrument was signed on behalf of said Lafayette Airport Commission by authority of its Commissioners and that he acknowledged said instrument to be the free act and deed of said Lafayette Airport Commission.

/s/ John E. Hebert
John E. Hebert

SWORN TO AND SUBSCRIBED before me, Notary, on this 5th day of May, 2022.

/s/ Aline S. Nelson
NOTARY PUBLIC
Print Name: Aline S. Nelson
Notary/Bar Roll No.: 1028
My Commission Expires: at death

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared James D. Hinch, who first being by me duly sworn, did depose and state that he is the Chief Administrative Officer of PHI Aviation, LLC, that said instrument was signed on behalf of said PHI Aviation, LLC, by authority of its Board of Managers and that he acknowledged said instrument to be the free act and deed of said PHI Aviation, LLC.

/s/ James D. Hinch
James D. Hinch

SWORN TO AND SUBSCRIBED before me, Notary, on this 22 nd day of April, 2022.

/s/ Laurie E. Hargroder
NOTARY PUBLIC
Print Name: Laurie E. Hargroder
Notary/Bar Roll No.: 66656
My Commission Expires: at death

LAURIE ELIZABETH HARGRODER Notary Public Notary ID 66656 Lafayette Parish, Louisiana My Commission Expires at Death

PHI AVIATION, LLC

Manager Certificate

I, Scott McCarty, the undersigned manager of PHI Aviation, LLC (the “Company”), do hereby certify that the below resolution is a true resolution adopted at the Jan, 2022 Board of Managers meeting.

After further discussion, on motion duly made and seconded, the Board adopted the following resolution:

RESOLVED, that James D. Hinch, the Chief Administrative Officer of the Company (the “Authorized Officer”), is hereby authorized, empowered and directed in the name and on behalf of the Company to negotiate, execute and deliver all agreements, documents, certificates and instruments necessary or appropriate to effectuate the amendment to that certain lease by and between the Lafayette Airport Commission and the Company, dated April 1, 1999 and recorded on April 16, 1999, as the same has been amended from time-to-time (the “Infrastructure Lease”) in order to extend the primary term for an additional five (5) months such that the primary term will now expire on December 31, 2022, all in such form as the Authorized Officer may deem necessary or advisable, in his sole discretion, such necessity or advisability to be evidenced by his execution and delivery thereof.

Lafayette, Louisiana, this 26 day of April, 2022.

/s/ Scott McCarty